UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2008 (November 7, 2008)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)

On November 6, 2008, the Company’s Board of Directors approved the following appointments effective January 1, 2009.  Robert G. Adams will serve as Chairman of the Board.  Mr. Adams, age 62, has served as the Company’s Chief Executive Officer and President since 2004 and will continue to serve as Chief Executive Officer.  Steve F. Flatt, 53, has been appointed President.  Mr. Flatt has served as Senior Vice President of Development since 2005.  Prior to joining NHC, he served as president of Lipscomb University in Nashville, Tennessee.  Michael Ussery, 50, has been appointed Chief Operational Officer.  Mr. Ussery has served as Senior Vice President of Operations since 2005.  He served as Senior Vice President of the Central Region of the Company from 1993 until 2005.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description of Exhibit
99.1	Copy of press release issued on November 7, 2008 by National HealthCare Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

November 7, 2008

NATIONAL HEALTHCARE CORPORATION

By:  /s/ John K. Lines

Name: John K. Lines

Title:   Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Copy of press release issued on November 7, 2008 by National HealthCare Corporation